UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2004

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200, Atlanta, Georgia		30093-2924

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 806-9918

Item 5.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Audited Financial Statements - PlanVista Corp

Item 5.

     This Form 8-K provides certain audited financial information regarding the operations of PlanVista Corporation (“PlanVista”) for the year ended December 31, 2003, which was acquired by ProxyMed, Inc. (the “Company”) in connection with the merger of Planet Acquisition Corp., a wholly-owned subsidiary of ProxyMed, Inc. (“Acquisition Subsidiary) with and into PlanVista upon the terms and conditions set forth in the Agreement and Plan of Merger dated December 5, 2003, by and among the Company, the Acquisition Subsidiary and PlanVista. The historical consolidated financial statements of PlanVista including PlanVista’s consolidated balance sheet at December 31, 2002 and 2001, and the consolidated statements of operations, cash flows and stockholders’ equity for each of the years ended December 31, 2002, 2001 and 2000 were previously filed by the Company with the SEC in the Registration Statement on Form S-4 (File No. 333-111024).

Item 7. Financial Statements and Exhibits.

    c.   The following exhibits are included herein:

Exhibit 99.1	The audited financial statements of PlanVista Corporation as of and for the year ended December 31, 2003.

EXHIBIT INDEX

Exhibit 99.1	The audited financial statements of PlanVista Corporation as of and for the year ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date: June 23, 2004	/s/ Gregory J. Eisenhauer

Gregory J. Eisenhauer, Executive Vice President and Chief Financial Officer